Filed pursuant to Rule 497(e)

File Nos. 333-249784 and 811-23615

PERPETUAL AMERICAS FUNDS TRUST

(the “Trust”)

REGNAN GLOBAL EQUITY IMPACT SOLUTIONS

Institutional Shares, Advisor Shares, Investor Shares, Class Z Shares

Supplement dated December 20, 2024 to the

Statutory Prospectus and Statement of Additional Information

for Institutional, Advisor, Investor and Class Z Shares of the Trust

dated February 1, 2024 (as supplemented thereafter)

On December 13, 2024, The Board of Trustees (the “Board”) of the Trust approved a plan of liquidation and termination (the “Plan”) for the Regnan Global Equity Impact Solutions (the “Fund”) pursuant to the provisions of the Trust’s Second Amended and Restated Agreement and Declaration of Trust.

The liquidation of the Fund is expected to take place on or about January 30, 2025 (the “Liquidation Date”). Effective December 20, 2024, shares of the Fund will no longer be available for purchase by new or existing investors, other than through the automatic reinvestment of distributions by current shareholders. The Fund reserves the right, in its discretion, to modify the extent to which sales of shares are limited prior to the Liquidation Date.

Pursuant to the Plan, on or before the Liquidation Date, the Fund will seek to convert substantially all of its respective portfolio securities and other assets to cash or cash equivalents. Therefore, the Fund may depart from its stated investment objectives and policies as it prepares to liquidate its assets and distribute them to shareholders. During this period, your investments in the Fund will not reflect the performance results that would be expected if the Fund was still pursuing its investment objectives. Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on that date. As soon as practicable after the Liquidation Date, the Fund will distribute pro rata to the Fund’s shareholders of record as of the close of business on the Liquidation Date all of the remaining assets of the Fund, after paying, or setting aside the amount to pay, any expenses and liabilities of the Fund.

At any time prior to the Liquidation Date shareholders may redeem their shares of the Fund pursuant to the procedures set forth under “How to Redeem Shares” in the Fund’s Prospectus. Shareholders may be permitted to exchange their Fund shares for the same class shares, in another series of the Trust, as described in and subject to any restrictions set forth in the section in the Prospectus entitled “How to Exchange Shares”. Such exchanges will be taxable transactions for shareholders who hold shares in taxable accounts.

The Fund may make one or more distributions of income dividends and net capital gains on or prior to the Liquidation Date in order to eliminate Fund-level taxes. Redemptions on the Liquidation Date will generally be treated like any other redemption of shares and may result in a gain or loss for U.S. federal income tax purposes. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of state, local or non-U.S. tax laws. Please refer to the sections in the Prospectus entitled “Taxes” for general information.

This Supplement and the Prospectus should be retained for future reference.